UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 24, 2014

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35813	98-0376008
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem, Israel	91390
(Address of Principal Executive Offices)	(Zip Code)

+972-2-566-0001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.                      REGULATION FD DISCLOSURE.

As previously announced, on April 24, 2014, Oramed Pharmaceuticals Inc., or Oramed, will be presenting detailed results from its recently completed Phase IIa Food & Drug Administration trial on ORMD-0801, its orally ingestible insulin capsule at the 2014 GTC Diabetes Summit taking place from April 23-25, 2014, in Cambridge, Massachusetts. A copy of the materials being presented by Oramed is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01.                      OTHER EVENTS.

In connection with the presentation at the 2014 GTC Diabetes Summit, Oramed announced detailed results from its previously completed Phase IIa trial investigating ORMD-0801, its orally ingestible insulin capsule, in type 2 diabetes patients. A copy of the press release is furnishedfiled with this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Presentation
99.2	Press release issued by Oramed on April 24, 2014

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name: Nadav Kidron
Title: President and CEO

April 24, 2014